UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2021
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2021, the compensation committee (“Committee”) of the board of directors (“Board”) of NanoString Technologies, Inc. (the “Company”) approved 2020 non-equity incentive plan compensation and 2021 base salaries for each of the Company’s named executive officers. For additional information, please see the section captioned “Executive Compensation” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on April 27, 2020.

Named Executive Officer	Title	2020 Non-Equity Incentive Plan Compensation	Annual Base Salary[1]
R. Bradley Gray	President and Chief Executive Officer	$499,035	$645,000
K. Thomas Bailey	Chief Financial Officer	198,340	437,000
Joseph M. Beechem	Senior Vice President, Research and Development	191,672	437,000
J. Chad Brown	Senior Vice President, Sales and Marketing	188,746	422,000
David W. Ghesquiere	Senior Vice President, Corporate and Business Development	186,870	409,500
(1) Effective as of March 1, 2021.
On February 26, 2021, the Committee approved the structure and target bonus levels under the Company’s 2021 non-equity incentive plan. Under the Company’s 2021 non-equity incentive plan, Mr. Gray is eligible to receive a bonus of up to 85% of his base salary, and Messrs. Bailey, Beechem, Brown and Ghesquiere are eligible to receive bonuses of up to 50% of their base salaries. Mr. Gray’s bonus is based solely on corporate goals. The bonuses for Messrs. Bailey, Beechem and Ghesquiere are based 75% on corporate goals and 25% on individual goals. The bonus for Mr. Brown is based on 50% corporate goals and 50% on individual goals.
On February 26, 2021, the Committee approved the 2021 corporate goals, which include achieving product and service revenue and growth targets; growing the nCounter business, accelerating the adoption of and expanding the markets for GeoMx Digital Spatial Profiler and strengthening GeoMx performance and capabilities; broadening the impact of the Company’s spatial biology franchise; expansion into new markets; employee engagement and other operational goals; and achievement of gross margin goals and other financial targets.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	March 1, 2021	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer